Exhibit 33.1

[logo] Saxon Mortgage Services, Inc.

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Saxon Mortgage Services Inc. ("Saxon"), as Servicer, is responsible for assessing its compliance with the applicable servicing criteria, as of and for the year ended December 31, 2007, under paragraph (d) of Item 1122 of Regulation AB. Such assessment is set forth in Appendix A hereto in connection with asset-backed securities transactions subject to Regulation AB ("the Transactions"), described as such on Appendix B, involving residential mortgage loans (the "Platform");

2. Saxon has engaged certain vendors, which are not deemed to be servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities as of and for the period ended December 31, 2007, and, except as otherwise noted herein, Saxon elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors as set forth in Appendix A hereto; as noted on the attached Appendix A, criteria 1122(d)(4)(xi) and 1122(d)(4)(xii) were performed in whole or in part by Vendors who shall provide assertions and auditor attestations regarding their performance of the criteria;

3. Except as set forth in paragraph 4 below, Saxon used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Saxon based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Saxon has complied, in all material respects, with the applicable servicing criteria as of and for the period ended December 31, 2007, with respect to the Platform taken as a whole;

6. Saxon has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria, or performance of certain discrete functions with regard to the servicing criteria, as of and for the period ended December 31, 2007, with respect to the Platform taken as a whole;

7. Saxon has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria, for the period ended December 31, 2007, with respect to the Platform taken as a whole;

8. Deloitte & Touche, LLP, an independent registered public accounting firm has issued an attestation report on Saxon's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2007.

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

/s/ David Dill
--------------
David Dill
Chief Executive Officer and President
Saxon Mortgage Services Inc.
March 14, 2008

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

                                   APPENDIX A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                         APPLICABLE SERVICING                 SERVICING
                                  SERVICING CRITERIA                           CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Performed by     Performed by       NOT
                                                                                        Vendor(s)        vendor(s)     performed by
                                                                                       retained by      retained by    Saxon or by
                                                                        Performed       Saxon for        Saxon for    subservicer(s)
                                                                         Directly      which Saxon     which Saxon is   or vendor(s)
                                                                            by           is taking       NOT taking    retained by
  Reference                           Criteria                             Saxon      Responsibility   Responsibility      Saxon
------------------------------------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)   Policies and procedures are instituted to monitor          [X]l&2
                any performance or other triggers and events of
                default in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)  If any material servicing activities are outsourced to
                third  parties, policies and procedures are instituted     [X]
                to monitor the third party's performance and compliance
                with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii) Any requirements in the transaction
                agreements to maintain a back-up servicer for                                                                [X]
                the pool assets are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)  A fidelity  bond and errors and omissions policy is in effect on the party participating in the servicing
                function throughout the reporting period in the amount     [X]l
                of coverage required by and otherwise in accordance with
                the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration                                                                         '
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)   Payments on pool assets are deposited into the
                appropriate custodial bank accounts and related bank       [X]l
                clearing accounts no more than two business days of
                receipt, or such other number of days specified in the
                transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)  Disbursements made via wire transfer on behalf of an
                obligor or to an investor are made only by authorized      [X]3
                personnel.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii) Advances of funds or guarantees regarding collections,
                cash flows or  distributions, and any interest or other    [X]l&4
                fees charged for such advances, are made, reviewed and
                approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                over collateralization, are separately maintained          [X]l&5
                (e.g., with respect to commingling of cash) as set forth
                in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)   Each custodial account is maintained at a federally
                insured depository institution as set forth in the
                transaction agreements. For purposes of this               [X]l&6
                criterion, "federally insured depository
                institution" with respect to a foreign financial
                institution means a foreign financial institution
                that meets the requirements of Sec. 240.13k-l(b)(1)
                of this chapter.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)  Unissued checks are safeguarded so as to prevent            [X]7
                unauthorized access.
------------------------------------------------------------------------------------------------------------------------------------

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                         APPLICABLE SERVICING                 SERVICING
                                  SERVICING CRITERIA                           CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Performed by     Performed by       NOT
                                                                                        Vendor(s)        vendor(s)     performed by
                                                                                       retained by      retained by    Saxon or by
                                                                        Performed       Saxon for        Saxon for    subservicer(s)
                                                                         Directly      which Saxon     which Saxon is   or vendor(s)
                                                                            by           is taking       NOT taking    retained by
  Reference                           Criteria                             Saxon      Responsibility   Responsibility      Saxon
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts,
                including custodial accounts and related bank clearing
                accounts. These reconciliations:
                --------------------------------------------------------------------------------------------------------------------
                (A) Are mathematically accurate;                           [X]l&5
                --------------------------------------------------------------------------------------------------------------------
                (B) Are prepared within 30 calendar days after
                the bank statement cutoff date, or such other              [X]l&5
                number of days specified in the transaction
                agreements;
                --------------------------------------------------------------------------------------------------------------------
                (C) Are reviewed and approved by someone other than        [X]l&5
                the person who prepared the reconciliation; and
                --------------------------------------------------------------------------------------------------------------------
                (D) Contain  explanations for reconciling items.
                These reconciling items are resolved within 90 calendar    [X]l&5
                days of their original identification, or such other
                number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                           Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)   Reports to investors, including those to be filed
                with the Commission, are maintained in accordance
                with the transaction agreements and applicable
                Commission requirements. Specifically, such reports;
                --------------------------------------------------------------------------------------------------------------------
                (A) Are prepared in accordance with timeframes and other   [X]l&8
                terms set forth in the transaction agreements;
                --------------------------------------------------------------------------------------------------------------------
                (B) Provide information calculated in accordance with the  [X]l&8 terms specified in the transaction agreements;
                --------------------------------------------------------------------------------------------------------------------
                (C) Are filed with the Commission as required by its                                                        [X]
                rules and regulations; and
                --------------------------------------------------------------------------------------------------------------------
                (D) Agree with investors' or the  trustee's records
                as to the total unpaid principal balance and number of     [X]l&8
                pool assets serviced by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)  Amounts due to investors are allocated and remitted
                in accordance with timeframes, distribution priority and   [X]l&8
                other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii) Disbursements made to an investor are posted within two business days to the servicer's investor records, or such  [X]l&8 other number of days specified in the transaction
                agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)  Amounts  remitted to investors per the investor  reports
                agree with  cancelled checks, or other form of payment,    [X]l&8
                or custodial bank statements.
------------------------------------------------------------------------------------------------------------------------------------
                                Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
l122(d)(4)(i)   Collateral or security on pool assets is maintained as
                required by the transaction agreements or related pool     [X]l&9        [X]l&9
                asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)  Pool assets and related documents are safeguarded as       [X]l&10
                required by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------


We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                         APPLICABLE SERVICING                 SERVICING
                                  SERVICING CRITERIA                           CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Performed by     Performed by       NOT
                                                                                        Vendor(s)        vendor(s)     performed by
                                                                                       retained by      retained by    Saxon or by
                                                                        Performed       Saxon for        Saxon for    subservicer(s)
                                                                         Directly      which Saxon     which Saxon is   or vendor(s)
                                                                            by           is taking       NOT taking    retained by
  Reference                           Criteria                             Saxon      Responsibility   Responsibility      Saxon
------------------------------------------------------------------------------------------------------------------------------------
 ll22(d)(4)(iii) Any additions, removals or substitutions to the
                 asset pool are made, reviewed and approved in             [X]1&11
                 accordance with any conditions or requirements in
                 the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iv)  Payments on pool assets, including any payoffs, made in accordance with the related pool asset
                 documents are posted to the applicable servicer's
                 obligor records maintained no more than two                [X]l
                 business days after receipt, or such other number
                 of days specified in the transaction agreements,
                 and allocated to principal, interest or other
                 items (e.g., escrow) in accordance with the
                 related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)    The servicer's records regarding the pool assets
                 agree with the servicer's records with respect to          [X]
                 an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)   Changes with respect to the terms or status of an
                 obligor's pool asset (e.g., loan modifications or
                 re-agings) are made, reviewed and approved by              [X]l
                 authorized personnel in accordance with the
                 transaction agreements and related pool asset
                 documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,
                 forbearance plans, modifications and deeds in lieu
                 of foreclosure, foreclosures and repossessions, as         [X]l
                 applicable) are initiated, conducted and concluded
                 in accordance with the timeframes or other
                 requirements established by the transaction
                 agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii) Records documenting collection efforts are
                 maintained during the period a pool asset is
                 delinquent in accordance with the transaction
                 agreements. Such records are maintained on at least
                 a monthly basis, or such other period specified in        [X]l
                 the transaction agreements, and describe the
                 entity's activities in monitoring delinquent pool
                 assets including, for example, phone calls, letters
                 and payment rescheduling plans in cases where
                 delinquency is deemed temporary (e.g., illness or
                 unemployment).
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)   Adjustments to interest rates or rates of
                 return for pool assets with variable rates are             [X]1
                 computed based on the related pool asset
                 documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)    Regarding  any funds held in trust for an  obligor
                 (such as escrow accounts):
------------------------------------------------------------------------------------------------------------------------------------
                 (A) Such funds are analyzed, in accordance with the
                 obligor's pool asset documents, on at least an             [X]
                 annual basis, or such other period specified in the
                 transaction agreements;
------------------------------------------------------------------------------------------------------------------------------------
                 (B) Interest on such funds is paid, or credited, to
                 obligors in accordance with applicable pool asset          [X]
                 documents and state laws; and
------------------------------------------------------------------------------------------------------------------------------------


We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INAPPLICABLE
                                                                         APPLICABLE SERVICING                 SERVICING
                                  SERVICING CRITERIA                           CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Performed by     Performed by       NOT
                                                                                        Vendor(s)        vendor(s)     performed by
                                                                                       retained by      retained by    Saxon or by
                                                                        Performed       Saxon for        Saxon for    subservicer(s)
                                                                         Directly      which Saxon     which Saxon is   or vendor(s)
                                                                            by           is taking       NOT taking    retained by
  Reference                           Criteria                             Saxon      Responsibility   Responsibility      Saxon
------------------------------------------------------------------------------------------------------------------------------------
                (C) Such funds are returned to the obligor within 30
                calendar days of full repayment of the related pool asset, [X]l or such other number of days specified in the transaction
                agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)  Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the
                related penalty or expiration dates, as indicated
                on the appropriate bills or notices for such                                               [X]12
                payments, provided that such support has been
                received by the servicer at least 30 calendar days
                prior to these dates, or such other number of days
                specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid
                from the servicer's funds and not charged to the                                           [X]12
                obligor, unless the late payment was due to the
                obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)Disbursements made on behalf of an obligor are posted
                within two business days to the obligor's records          [X]1
                maintained by the servicer, or such other number of
                days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts
                are recognized and recorded in accordance with the         [X]l
                transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)  Any external enhancement or other support, identified
                in Item 1114(a)(1) through (3) or Item 1115 of this                                                         [X]
                Regulation AB, is maintained as set forth in the
                transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

[logo]
Saxon Mortgage Services, Inc.         Footnotes to Appendix A Servicing Criteria

1 As it applies to the "Servicer" and Servicer responsibilities defined in the transaction agreements.

2 The transaction agreements are reviewed by each functional area and policies and procedures are developed to ensure compliance with agreements and avoidance of servicer events of default, as defined in the transaction agreements.

3 As it applies to wires disbursed for Servicer obligations under the transaction agreements.

4     Funds advanced in accordance with the transaction agreements.

5 As it applies to Servicer accounts specified in the transaction agreements.

6 As it applies to Servicer Custodial Accounts specified in the transaction agreements.

7     As it applies to checks issued by the Servicer.

8 As it applies to reports and remittances prepared and sent by the Servicer pursuant to the transaction agreements.

9 As it applies to the Servicer's perfection of pool asset documents, in accordance with the requirements of the transaction agreements.

10 As it applies to the pool asset documents if and when they are in the Servicer's possession, and in accordance with requirements of the transaction agreements.

11 As it applies in instances where the Servicer is notified of an addition, deletion or substitution to the asset pool.

12 Vendor Assessments and their Auditor's Attestation will be provided separately from this report.

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]                                APPENDIX B
Saxon Mortgage Services, Inc.     "The Transactions"

Transactions where SMSI acts as Servicer

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1
GSAA Home Equity Trust 2006-2
IXIS Real Estate Capital Trust 2006-HE1
IXIS Real Estate Capital Trust 2006-HE2
IXIS Real Estate Capital Trust 2006-HE3
IXIS Real Estate Capital Trust 2007-HE1
IXIS Real Estate Capital Trust 2007-HE2
Merrill Lynch Mortgage Investors Trust, 2006-RM3
Morgan Stanley ABS Capital I Inc. Trust 2006-HE1
Morgan Stanley ABS Capital I Inc. Trust 2006-HE4
Morgan Stanley ABS Capital I Inc. Trust 2006-HE5
Morgan Stanley ABS Capital I Inc. Trust 2006-HE6
Morgan Stanley ABS Capital I Inc. Trust 2006-HE8
Morgan Stanley ABS Capital I Inc. Trust 2007-HE1
Morgan Stanley ABS Capital I Inc. Trust 2007-HE2
Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
Morgan Stanley ABS Capital I Inc. Trust 2007-HE4
Morgan Stanley ABS Capital I Inc. Trust 2007-HE5
Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
Morgan Stanley ABS Capital I Inc. Trust 2007-HE7
Morgan Stanley ABS Capital I Inc. Trust 2007-HE8
Morgan Stanley ABS Capital I Inc. Trust 2007-NC1
Morgan Stanley ABS Capital I Inc. Trust 2007-NC2
Morgan Stanley ABS Capital I Inc. Trust 2007-NC3
Morgan Stanley ABS Capital I Inc. Trust 2007-NC4
Morgan Stanley ABS Capital I Inc. Trust 2007-SEA1
Morgan Stanley Home Loan Trust 2007-1
Morgan Stanley Home Loan Trust 2007-2
Morgan Stanley IXIS Real Estate Capital Trust 2006-1
Morgan Stanley IXIS Real Estate Capital Trust 2006-2
Morgan Stanley Mortgage Loan Trust 2006-10SL
Morgan Stanley Mortgage Loan Trust 2006-10XS
Morgan Stanley Mortgage Loan Trust 2006-11AR
Morgan Stanley Mortgage Loan Trust 2006-13ARX
Morgan Stanley Mortgage Loan Trust 2006-14SL

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.

Morgan Stanley Mortgage Loan Trust 2006-15XS
Morgan Stanley Mortgage Loan Trust 2006-16AX
Morgan Stanley Mortgage Loan Trust 2006-17XS
Morgan Stanley Mortgage Loan Trust 2006-1AR
Morgan Stanley Mortgage Loan Trust 2006-2AX
Morgan Stanley Mortgage Loan Trust 2006-7AX
Morgan Stanley Mortgage Loan Trust 2006-8XS
Morgan Stanley Mortgage Loan Trust 2007-12
Morgan Stanley Mortgage Loan Trust 2007-13
Morgan Stanley Mortgage Loan Trust 2007-15AR
Morgan Stanley Mortgage Loan Trust 2007-4SL
Morgan Stanley Mortgage Loan Trust 2007-9SL
Morgan Stanley Structured Trust I 2007-1
NATIXIS Real Estate Capital Trust 2007-HE2
NovaStar Mortgage Funding Trust, Series 2006-1
NovaStar Mortgage Funding Trust, Series 2006-2
NovaStar Mortgage Funding Trust, Series 2006-3
NovaStar Mortgage Funding Trust, Series 2006-4
NovaStar Mortgage Funding Trust, Series 2006-5
NovaStar Mortgage Funding Trust, Series 2006-6
NovaStar Mortgage Funding Trust, Series 2006-MTA1
NovaStar Mortgage Funding Trust, Series 2007-1
NovaStar Mortgage Funding Trust, Series 2007-2
Saxon Asset Securities Trust 2006-1
Saxon Asset Securities Trust 2006-2
Saxon Asset Securities Trust 2006-3
Saxon Asset Securities Trust 2007-1
Saxon Asset Securities Trust 2007-2
Saxon Asset Securities Trust 2007-3
Saxon Asset Securities Trust 2007-4
Soundview Home Loan Trust 2006-EQ1

Transactions where SMSI acts as Sub-servicer for MSCC
Morgan Stanley Mortgage Loan Trust 2006-3AR
Morgan Stanley Mortgage Loan Trust 2006-5AR
Morgan Stanley Mortgage Loan Trust 2006-6AR
Morgan Stanley Mortgage Loan Trust 2006-7
Morgan Stanley Mortgage Loan Trust 2006-8AR
Morgan Stanley Mortgage Loan Trust 2006-11

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North o Fort Worth, TX 76137-3605
          P.O. Box 161489 o Fort Worth, TX 76161-1489 o (800) 594-8422
                              o Fax (817) 665-7400
                   Visit us on the web at www.saxononline.com

[logo]
Saxon Mortgage Services, Inc.


Morgan Stanley Mortgage Loan Trust 2007-12
Morgan Stanley Mortgage Loan Trust 2007-13
Morgan Stanley Mortgage Loan Trust 2007-14AR
Sequoia Mortgage Trust 2007-1